UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  F O R M 8 - K


                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 28, 2004
                                                --------------------------------

                             Jaco Electronics, Inc.
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               (Exact name of registrant as specified in charter)


          New York                      000-05896                11-1978958
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

145 Oser Avenue, Hauppauge, New York                                  11788
------------------------------------                            ----------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (631) 273-5500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

         On April 28, 2004, Jaco Electronics, Inc. (the "Company") issued a press release announcing its financial results for its third quarter of the fiscal year ending June 30, 2004. A copy of the press release is furnished with this report as Exhibit 99.1.

         The information in this report is being furnished, and is not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Forward-Looking Statements

         Statements contained in the exhibit to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those contained in such forward-looking statements. The factors that may affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.


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

Exhibit
Number                     Description
------                     -----------

99.1                       Press Release dated April 28, 2004.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 JACO ELECTRONICS, INC.



Date: April 28, 2004                             By: /s/ Jeffrey D. Gash
                                                     ---------------------------
                                                      Jeffrey D. Gash,
                                                      Executive Vice President


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


                                  EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------
99.1                       Press Release dated April 28, 2004.



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